UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) May 16, 2006


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 140.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

At a meeting on March 17, 2006, the Compensation Committee of the Board of Directors of Old Republic International Corporation (the "Company") adopted performance criteria under the Company's Key Employee Performance Recognition Plan (the "Plan").

The Plan provides the Company with an incentive performance award framework under which it can award deferred and current compensation incentives, consistent with Section 162(m) of the Internal Revenue Code, to those officers and key employees who have been, or are expected to be, largely responsible for the Company's growth. Performance criteria are established each year by the Compensation Committee and involve a targeted, minimum return on equity and a formula-based method of determining year-over-year growth in consolidated net operating income. Calculations are made in accordance with detailed formula and limitations set forth in the Plan. The Plan is described in more detail in the Company's 2006 Proxy Statement filed with the Securities and Exchange Commission on April 13, 2006. The Plan document is an exhibit to the Company's Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on March 1, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: May 16, 2006                   By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer